Goodwill and intangible assets	12 Months Ended
Dec. 31, 2022
Intangible Assets [Abstract]
Goodwill and intangible assets

21	Goodwill and intangible assets

	2022	2021
	$m	$m
Goodwill	4,156	5,033
Present value of in-force long-term insurance business	9,900	9,453
Other intangible assets[1]	7,265	6,136
At 31 Dec	21,321	20,622
1Included within other intangible assets is internally generated software with a net carrying value of $6,166m (2021: $5,430m). During the year, capitalisation of internally generated software was $2,663m (2021: $2,373m), impairment was $125m (2021: $137m) and amortisation was $1,447m (2021: $1,183m).

Movement analysis of goodwill
	2022	2021
	$m	$m
Gross amount
At 1 Jan	22,215	23,135
Exchange differences	(776)	(905)
Reclassified to held for sale and additions[1]	(2,485)	—
Other	11	(15)
At 31 Dec	18,965	22,215
Accumulated impairment losses
At 1 Jan	(17,182)	(17,254)
Impairment losses[2]	—	(587)
Exchange differences	482	659
Reclassified to held for sale[1]	1,891	—
At 31 Dec	(14,809)	(17,182)
Net carrying amount at 31 Dec	4,156	5,033
1Includes goodwill allocated to disposal groups as a result of the planned sales of our retail banking operations in France, banking business in Canada and branch operations in Greece, offset by goodwill arising from the acquisition of L&T Investment Management Limited. For further details, see Note 23.
2Full impairment of goodwill allocated to Latin America – WPB.
Goodwill
Impairment testing
The Group’s impairment test in respect of goodwill allocated to each cash-generating unit (‘CGU’) is performed at 1 October each year. A review for indicators of impairment is undertaken at each subsequent quarter-end and at 31 December 2022. No indicators of impairment were identified as part of these reviews.
Basis of the recoverable amount
The recoverable amount of all CGUs to which goodwill has been allocated was equal to its value in use (‘VIU’) at each respective testing date. The VIU is calculated by discounting management’s cash flow projections for the CGU. The key assumptions used in the VIU calculation for each individually significant CGU that is not impaired are discussed below.

Key assumptions in VIU calculation – significant CGUs at 1 October 2022
	Carrying amount at 1 Oct 2022	of which goodwill	Value in use at 1 Oct 2022	Discount rate	Growth rate beyond initial cash flow	Carrying amount at 1 Oct 2021	of which goodwill	Value in use at 1 Oct 2021	Discount rate	Growth rate beyond initial cash flow projections
	$m	$m	$m	%	%	$m	$m	$m	%	%
Europe – WPB	15,215	2,643	46,596	9.9	2.0	18,780	3,556	29,799	9.2	1.8
At 1 October 2022, aggregate goodwill of $1,464m (1 October 2021: $2,108m) had been allocated to CGUs that were not considered individually significant. The Group’s CGUs do not carry on their balance sheets any significant intangible assets with indefinite useful lives, other than goodwill.
Management’s judgement in estimating the cash flows of a CGU
The cash flow projections for each CGU are based on forecast profitability plans approved by the Board and minimum capital levels required to support the business operations of a CGU. The Board challenges and endorses planning assumptions in light of internal capital allocation decisions necessary to support our strategy, current market conditions and macroeconomic outlook. For the 1 October 2022 impairment test, cash flow projections until the end of 2027 were considered, in line with our internal planning horizon. Key assumptions underlying cash flow projections reflect management’s outlook on interest rates and inflation, as well as business strategy, including the scale of investment in technology and automation. Our cash flow projections include known and observable climate-related opportunities and costs associated with our sustainable products and operating model. As required by IFRSs, estimates of future cash flows exclude estimated cash inflows or outflows that are expected to arise from restructuring initiatives before an entity has a constructive obligation to carry out the plan, and would therefore have recognised a provision for restructuring costs.
Discount rate
The rate used to discount the cash flows is based on the cost of equity assigned to each CGU, which is derived using a capital asset pricing model (‘CAPM’) and market implied cost of equity. CAPM depends on a number of inputs reflecting financial and economic variables, including the risk-free rate and a premium to reflect the inherent risk of the business being evaluated. These variables are based on the market’s assessment of the economic variables and management’s judgement. The discount rates for each CGU are refined to reflect the rates of inflation for the countries within which the CGU operates. In addition, for the purposes of testing goodwill for impairment, management supplements this process by comparing the discount rates derived using the internally generated CAPM, with the cost of equity rates produced by external sources for businesses operating in similar markets. The impacts of climate-risk are included to the extent that they are observable in discount rates and asset prices.
Long-term growth rate
The long-term growth rate is used to extrapolate the cash flows in perpetuity because of the long-term perspective within the Group of business units making up the CGUs. These growth rates reflect inflation for the countries within which the CGU operates or from which it derives revenue.
Sensitivities of key assumptions in calculating VIU
At 1 October 2022, given the extent by which VIU exceeds carrying amount, the Europe – WPB CGU was not sensitive to reasonably possible adverse changes in key assumptions supporting the recoverable amount. In making an estimate of reasonably possible changes to assumptions, management considers the available evidence in respect of each input to the VIU calculation, such as the external range of discount rates observable, historical performance against forecast and risks attaching to the key assumptions underlying cash flow projections. None of the remaining CGUs are individually significant.
Other intangible assets
Impairment testing
Impairment of other intangible assets is assessed in accordance with our policy explained in Note 1.2(n) by comparing the net carrying amount of CGUs containing intangible assets with their recoverable amounts. Recoverable amounts are determined by calculating an estimated VIU or fair value, as appropriate, for each CGU. No significant impairment was recognised during the year.
Key assumptions in VIU calculation
We used a number of assumptions in our VIU calculation, in accordance with the requirements of IAS 36:
•Management’s judgement in estimating future cash flows: We considered past business performance, current market conditions and our macroeconomic outlook to estimate future earnings. As required by IFRSs, estimates of future cash flows exclude estimated cash inflows or outflows that are expected to arise from restructuring initiatives before an entity has a constructive obligation to carry out the plan, and would therefore have recognised a provision for restructuring costs. For some businesses, this means that the benefit of certain strategic actions may not be included in the impairment assessment, including capital releases. Our cash flow projections include known and observable climate-related opportunities and costs associated with our sustainable products and operating model.
•Long-term growth rates: The long-term growth rate is used to extrapolate the cash flows in perpetuity because of the long-term perspective of the businesses within the Group.
•Discount rates: Rates are based on a combination of CAPM and market-implied calculations considering market data for the businesses and geographies in which the Group operates. The impacts of climate-risk are included to the extent that they are observable in discount rates and asset prices.
Future software capitalisation
We will continue to invest in digital capabilities to meet our strategic objectives. However, software capitalisation within businesses where impairment was identified will not resume until the performance outlook for each business indicates future profits are sufficient to support capitalisation. The cost of additional software investment in these businesses will be recognised as an operating expense until such time.
Sensitivity of estimates relating to non-financial assets
As explained in Note 1.2(a), estimates of future cash flows for CGUs are made in the review of goodwill and non-financial assets for impairment. Non-financial assets include other intangible assets shown above, and owned property, plant and equipment and right-of-use assets (see Note 22). The most significant sources of estimation uncertainty are in respect of the goodwill balances disclosed above. There are no non-financial asset balances relating to individual CGUs which involve estimation uncertainty that represents a significant risk of resulting in a material adjustment to the results and financial position of the Group within the next financial year.
Non-financial assets are widely distributed across CGUs within the legal entities of the Group, including Corporate Centre assets that cannot be allocated to CGUs and are therefore tested for impairment at consolidated level. The recoverable amounts of other intangible assets, owned property, plant and equipment, and right-of-use assets cannot be lower than individual asset fair values less costs to dispose, where relevant. At 31 December 2022, none of the CGUs were sensitive to reasonably possible adverse changes in key assumptions supporting the recoverable amount. In making an estimate of reasonably possible changes to assumptions, management considers the available evidence in respect of each input to the VIU calculation, such as the external range of discount rates observable, historical performance against forecast and risks attaching to the key assumptions underlying cash flow projections.
Present value of in-force long-term insurance business
When calculating the present value of in-force long-term (‘PVIF’) insurance business, expected cash flows are projected after adjusting for a variety of assumptions made by each insurance operation to reflect local market conditions, and management’s judgement of future trends and uncertainty in the underlying assumptions is reflected by applying margins (as opposed to a cost of capital methodology) including valuing the cost of policyholder options and guarantees using stochastic techniques.
Financial Reporting Committees of each key insurance entity meet on a quarterly basis to review and approve PVIF assumptions. All changes to non-economic assumptions, economic assumptions that are not observable and model methodologies must be approved by the Financial Reporting Committee.

Movements in PVIF
	2022	2021
	$m	$m
At 1 Jan	9,453	9,435
Acquisitions	271	—
Change in PVIF of long-term insurance business	263	130
– value of new business written during the year	1,322	1,090
– expected return[1]	(785)	(903)
– assumption changes and experience variances (see below)	(252)	(105)
– other adjustments	(22)	48
Exchange differences and other movements	(87)	(112)
At 31 Dec	9,900	9,453
1‘Expected return’ represents the unwinding of the discount rate and reversal of expected cash flows for the period.
Assumption changes and experience variances
Included within this line item are:
•$875m decrease (2021: $59m increase) in PVIF due to rising interest rates, which is directly offset within the valuation of liabilities under insurance contracts;
•$72m decrease (2021: $324m decrease) reflecting the future expected sharing of returns with policyholders on contracts with discretionary participation features (‘DPF’), to the extent this sharing is not already included in liabilities under insurance contracts; and
•$695m increase (2021: $160m increase) driven by other assumptions changes and experience variances.
Key assumptions used in the computation of PVIF for main life insurance operations
Economic assumptions are set in a way that is consistent with observable market values. The valuation of PVIF is sensitive to observed market movements and the impact of such changes is included in the sensitivities presented below.

	2022		2021
	Hong Kong	France[1]	Hong Kong	France[1]
	%	%	%	%
Weighted average risk-free rate	3.85	2.80	1.40	0.69
Weighted average risk discount rate	7.33	4.44	5.20	1.55
Expense inflation	3.00	4.26	3.00	1.80
1For 2022, the calculation of France’s PVIF assumes a risk discount rate of 4.44% (2021: 1.55%) plus a risk margin of $100m (2021: $215m).
Sensitivity to changes in economic assumptions
The Group sets the risk discount rate applied to the PVIF calculation by starting from a risk-free rate curve and adding explicit allowances for risks not reflected in the best-estimate cash flow modelling. Where the insurance operations provide options and guarantees to policyholders, the cost of these options and guarantees is accounted for as a deduction from the PVIF asset, unless the cost of such guarantees is already allowed for as an explicit addition to liabilities under insurance contracts. For further details of these guarantees and the impact of changes in economic assumptions on our insurance manufacturing subsidiaries, see page 269.
Sensitivity to changes in non-economic assumptions
Policyholder liabilities and PVIF are determined by reference to non-economic assumptions, including mortality and/or morbidity, lapse rates and expense rates. For further details on the impact of changes in non-economic assumptions on our insurance manufacturing operations, see page 270.